                                                                    Exhibit 10.6
Bank of America, N.A.

                                                          Date: December 9, 1999

                     CONTINUING AND UNCONDITIONAL GUARANTY

================================================================================
  Bank:                                   Guarantor:

  Bank of America, N.A.
  Banking Center:


     Commercial Lending                    USA LEASING, L.L.C.
     380 Knollwood Street                  104 CAMBRIDGE PLAZA DRIVE
     Winston-Salem, Forsyth Co., NC 27103  WINSTON-SALEM, FORSYTH CO., NC 27104





  (Street address including county)       (Name and street address, including
                                           county)
================================================================================

"Borrower": BLUE RHINO CORPORATION
           ---------------------------------------------------------------------
                                         (Borrower's Name)

1. Guaranty. FOR VALUE RECEIVED, and to induce Bank of America, N.A. (Attn: J. Thomas Johnson, Jr.) ("Bank") to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of Borrower, the undersigned "Guarantor", if more than one, then each of them jointly and severally, hereby becomes surety for the irrevocably and unconditionally guarantees to Bank the full and prompt payment when due, whether by acceleration or otherwise, of any and all Liabilities of Borrower to Bank. This Guaranty is continuing and unlimited as to the amount, and is cumulative to and does not supersede any other guaranties.

Guarantor further unconditionally guarantees the faithful, prompt and complete compliance by Borrower with all Obligations (as hereinafter defined). The undertakings of Guarantor hereunder are independent of the Liabilities and Obligations of Borrower and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, whether or not an action is brought against Borrower or to realize upon the security for the Liabilities and/or Obligations, whether or not Borrower is joined in any such action or actions, and whether or not notice is given or demand is made upon Borrower.

Bank shall not be required to proceed first against Borrower, or any other person or entity, whether primarily or secondarily liable, or against any collateral held by it, before resorting to Guarantor for payment, and Guarantor shall not be entitled to assert as a defense to the enforceability of the Guaranty any defense of Borrower with respect to any Liabilities or Obligations.

2. Paragraph Headings, Governing Law and Binding Effect. Guarantor agrees that the paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. Guarantor further agrees that this Guaranty shall be governed by and construed in accordance with the laws of the State of North Carolina and applicable United States federal law. Guarantor further agrees that this Guaranty shall be deemed to have been made in the State of North Carolina at Bank's address indicated above, and shall be governed by, and construed in accordance with, the laws of the State of North Carolina, or the United States courts located within the State of North Carolina, and is performable in the State of North Carolina. This Guaranty is binding upon Guarantor, his, their or its executors, administrators, successor or assigns, and shall inure to the benefit of Bank, its successors, indorsees or assigns. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else.

3.   Definitions.

     A. "Guarantor" shall mean Guarantor or any one or more of them.

     B. "Liability" or "Liabilities" shall mean without limitation, all liabilities, overdrafts, indebtedness, and obligations of Borrower and/or Guarantor to Bank, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now or hereafter existing, or held or to be held by Bank for its own account or as agent for another or others, whether created directly, indirectly, or acquired by assignment or otherwise, including but not limited to all extensions or renewals thereof, and all sums payable under or by virtue thereof, including without limitation, all amounts of principal and interest, all expenses (including reasonable attorney's fees and cost of collection) incurred in the collection thereof or the enforcement of rights thereunder (including without limitation, any liability arising from failure to comply with state or federal laws, rules and regulations concerning the control of hazardous waste or substances at or with respect to any real estate securing any loan guaranteed hereby), whether arising in the ordinary course of business or otherwise. If Borrower is a partnership, corporation or other entity the term "Liability" or "Liabilities" as used herein shall include all Liabilities to Bank of any successor entity or entities.

     C. "Loan Documents" shall mean all deeds in secure debt, deeds of trust, mortgages, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations.

     D. "Obligation" or "Obligations" shall mean all terms, conditions, covenants, agreements and undertakings of Borrower and/or Guarantor under all notes and other documents evidencing the Liabilities, and under all deeds to secure debt, deeds of trust, mortgages, security agreements and other agreements, documents and instruments executed in connection with the Liabilities or related thereto.

4. Waivers by Guarantor. Guarantor waives notice of acceptance of this Guaranty, notice of any Liabilities or Obligations to which it may apply, presentment, demand for payment, protest, notice of dishonor or nonpayment of any liabilities, notice of intent to accelerate, notice of acceleration, and notice of any suit or the taking of other action by Bank against Borrower, Guarantor or any other person, any applicable statute of limitations and any other notice to any party liable on any Loan Document (including Guarantor).

Each Guarantor also hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any other Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Bank against Borrower or against any security which Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Guarantor also waives the benefits of any provision of law requiring that Bank exhaust any right or remedy, or take any action, against Borrower, any Guarantor, any other person and/or property including but not limited to the provisions of N.C. Gen. Stat. Sec. 26-7 through Sec. 26-9, inclusive as amended, or otherwise.

Bank of America, N.A.                                                   Guaranty
North Carolina (Commercial)                -1-                              2/98

Bank may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor, without impairing, releasing or otherwise affecting the Obligations of Guarantor, in whole or in part, and without the indorsement or execution by Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any Liability or Obligation or installment thereof, or any security therefor;
(b) loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new Liabilities or Obligations the payment or performance of which shall be guaranteed hereunder, and the Guaranty herein made shall apply to the Liabilities or Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (c) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities or Obligations and any offset there against; (d) exercise or refrain from exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner; (e) settle or compromise any Liability or Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; (f) release or compromise any Liability of Guarantor hereunder or any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; or (g) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

5. Subordination. Upon demand of Bank, Guarantor agrees that it will not demand, take or receive from Borrower, by set-off or in any other manner, payment of any debt, now and at any time or times hereafter owing by Borrower to Guarantor unless and until all the Liabilities and Obligations shall have been fully paid and performed, and any security interest, liens or encumbrances which Guarantor now has and from time to time hereafter may have upon any of the assets of Borrower shall be made subordinate, junior and inferior and postponed in priority, operation and effect to any security interest of Bank in such assets.

6. Waivers by Bank. No delay on the part of Bank in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Guarantor to Bank in any other respect at any other time.

7. Termination. This Guaranty shall be binding on each Guarantor until written notice of revocation signed by such Guarantor or written notice of the dissolution of such Guarantor shall have been received by Bank, notwithstanding change in name, location, composition or structure of, or the dissolution, termination or increase, decrease or change in personnel, owners or partners of Borrower, or any one or more of Guarantors. No notice of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Liabilities or Obligations that shall have been committed, created, contracted, assumed or incurred prior to receipt of such written notice pursuant to any agreement entered into by Bank prior to receipt of such notice. The sole effect of such notice of revocation or termination hereof shall be to exclude from this Guaranty, Liabilities or Obligations thereafter arising that are unconnected with Liabilities or Obligations theretofore arising or transactions entered into theretofore.

8. Partial invalidity and/or Enforceability of Guaranty. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

In the event Bank is required to relinquish or return the payments, the collateral or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Liability, by reason of a proceeding arising under the Bankruptcy Code, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by Bank.

9. Change of Status. Guarantor will not become a party to a merger or consolidation with any other company, except where Guarantor is the surviving corporation or entity, and all covenants under this Guaranty are assumed by the surviving entity. Further, Guarantor may not change its legal structure, without the written consent of Bank and all covenants under this Guaranty are assumed by the new or surviving entity. Guarantor further agrees that this Guaranty shall be binding, legal and enforceable against Guarantor in the event Borrower changes its name, status or type of entity.

10. Financial and Other Information. Guarantor agrees to furnish to Bank any and all financial information and any other information regarding Guarantor and/or collateral requested in writing by Bank written ten (10) days of the date of the request. Guarantor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Guaranty, and Guarantor will continue to make such investigation; and in entering into this Guaranty Guarantor has not relied upon any representation of Bank as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that Bank shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower on behalf of Guarantor or to provide Guarantor with any credit or other information which may come to its attention now or hereafter.

11. Notices. Notice shall be deemed reasonable if mailed postage prepaid at least five (5) days before the related action to the address of Guarantor or Bank, at their respective addresses indicated at the beginning of this Guaranty, or to such other address as any party may designate by written notice to the other party. Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

12. Guarantor Duties. Guarantor shall upon notice or demand by Bank promptly and with due diligence pay all Liabilities and perform and satisfy all Obligations for the benefit of Bank in the event of (a) the occurrence of any default under any Loan Documents; (b) the failure of any Borrower or Guarantor to perform any obligation or pay any liability or indebtedness of any Borrower or Guarantor to Bank, or to any affiliate of Bank, whether under any Note, Guaranty, or any other agreement, now or hereafter existing, as and when due (whether upon demand, at maturity or by acceleration); (c) the failure of any Borrower or Guarantor to pay or perform any other liability, obligation or indebtedness of any Borrower or Guarantor to any other party; (d) the death of any Borrower or Guarantor (if an individual); (e) the resignation or withdrawal of any partner or a material owner/Guarantor of Borrower, as determined by Bank in its sole discretion; (f) the commencement of a proceeding against any Borrower or Guarantor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Borrower or Guarantor or the merger or consolidation of any Borrower or Guarantor with or into another entity; (g) the insolvency, or the business failure of, or the appointment of a custodian, trustee, liquidator or receive for or of any of the property of, or the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Borrower or Guarantor; (h) the sole determination by Bank that any representation or warranty to Bank in any Loan Document or otherwise to Bank was untrue or materially misleading when made; (i) the failure of Guarantor or Borrower to timely deliver such financial statements including tax returns and all schedules, or other statements of condition or other information, as Bank shall request from time to time; (j) the entry of a judgment against Borrower or Guarantor which Bank deems to be of a material nature in the sole discretion of Bank; (k) the seizure or forfeiture of any of Borrower or Guarantor's property, or the issuance of any writ of possession, garnishment or attachment, or any turnover order; (l) any lien or additional security interest being placed upon any collateral which is security for any Loan Document; or (m) the failure of Borrower's business to comply with any law or regulation controlling the operation of Borrower's business, the failure to comply with which would result in a material adverse effect on Borrower.

13. Remedies. Upon the failure of Guarantor to fulfill its duty to pay all Liabilities and perform and satisfy all Obligations as required hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law, and without limiting the generality of the foregoing, Bank may, at its option and without notice or demand; (a) declare any Liability due and payable at once; (b) take possession of any collateral pledged by Borrower or Guarantor wherever located, and sell, resell, assign, transfer and deliver all or any part of said collateral of Borrower or Guarantor at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale, and Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said collateral to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of Borrower or Guarantor whatsoever; Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized

Bank of America, N.A.                                                   Guaranty
North Carolina [Commercial]           -2-                                   2/96
broker-dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and (c) set-off against any or all liabilities of Guarantor all money owed by Bank or any of its agents or affiliates in any capacity to Guarantor whether or not due, and also set-off against all other Liabilities of Guarantor to Bank all money owed by Bank in any capacity to Guarantor, and if exercised by Bank, Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

Bank shall have a properly perfected security interest in all of Guarantor's funds on deposit with Bank to secure the balance of any Liabilities and/or Obligations that Guarantor may now or in the future owe Bank. Bank is granted a contractual right of set-off and will not be liable for dishonoring checks or withdrawals where the exercise of Bank's contractual right of set-off or security interest results in insufficient funds in Guarantor's account. As authorized by law, Guarantor grants to Bank this contractual right of set-off and security in all property of Guarantor now or at anytime hereafter in the possession of Bank, including but not limited to any joint account, special account, account by the entireties, tenancy in common, and all dividends and distributions now or hereafter in the possession or control of Bank.

14. Attorney Fees, Cost and Expenses. Guarantor shall pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees in connection with any suit, mediation or arbitration proceeding, out of Court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by Bank in enforcing the payment of any Liability or defending this agreement.

15.  Collateral.

[X] Check if applicable. Guarantor hereby pledges, assigns and grants to Bank a security interest in and title to the collateral described in the security agreement, deed of trust, deed to secure debt, mortgage or other collateral instrument dated of even date herewith, which collateral, except for any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), shall secure this Guaranty, whether currently existing or arising in the future. Guarantor agrees to execute such security agreements, financing statements and other documents as Bank may reasonably require or request to obtain and perfect its security interest in said collateral.

16. Preservation of Property. Bank shall not be bound to take any steps necessary to preserve any rights in any property pledged as collateral to Bank to secure Borrower and/or Guarantor's Liabilities and Obligations as against prior parties who may be liable in connection therewith, and Borrower and Guarantor hereby agree to take any such steps. Bank, nevertheless, at any time, may (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Borrower and/or Guarantor or Bank therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property pledged as collateral to Bank to secure Borrower and/or Guarantor's Liabilities to Bank;
(c) compromise and settle with any person liable on such property; or (d) extend the time of payment or otherwise change the terms of the Loan Documents as to any party liable on the Loan Documents, all without notice to, without incurring responsibility to, and without affecting any of the Obligations or Liabilities of Guarantor.

17. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE, OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

18. Controlling Document. To the extent that this Guaranty conflicts with or is in any way incompatible with any other Loan Document concerning this Obligation, any promissory note shall control over any other document, and if such promissory note does not address an issue, then each other document shall control to the extent that it deals most specifically with an issue.

19. Execution Under Seal. This Guaranty is being executed under seal by Guarantor.

20. NOTICE OF FINAL AGREEMENT. THIS WRITTEN GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



Bank of America, N.A.                                                   Guaranty
North Carolina [Commercial]           -3-                                   2/96

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed under seal on this 9th day of December, 1999.

Witnessed By:                             Guarantor:

/s/ Mark Castaneda                     -----------------------------------(Seal)

/s/Mark Castaneda, CFU
----------------------------------     ------------------------------------
Print Name and Title                        Print Individual's Name


                                       Corporate or Partnership Guarantor:


                                       USA LEASING, L.L.C.          (SEAL)


                                       By: /s/ Billy D. Prim              (Seal)
                                          ---------------------------------
                                       Name:    Billy D. Prim
                                            -------------------------------
                                       Title:   Manager
                                             ------------------------------


Acknowledgment

State of North Carolina   )
                          )
County of Stokes          )

This instrument was acknowledged before me on December 9th, 1999, by Billy D.
                                                                     --------
Prim                 , of USA LEASING, LLC, a Delaware limited liability
---------------------
company, on behalf of said company.

[SEAL]   OFFICIAL SEAL
        LORETTA C. HALL
  Notary Public-North Carolina
        STOKES COUNTY
    My Commission Expires              /s/ Loretta C. Hall
          11/26/01                     --------------------------------------
                                       Notary Public
                                       in and for the State of North Carolina
                                                               --------------
November 26, 2001                      Loretta C. Hall
---------------------                  --------------------------------------
My Commission Expires                  Print Name of Notary




Bank of America, N.A.                                                   Guaranty
North Carolina (Commercial)              -4-                                2/96

                                                                    Exhibit 10.3
Bank of America, N.A.

                                PROMISSORY NOTE

Date: DECEMBER 9th, 1999        [_] New  [X] Renewal       Amount $25,000,000.00

                                                  Maturity Date: AUGUST 31, 2001
================================================================================

Bank:                                       Borrower:

Bank of America, N.A.
Banking Center:

     Commercial Landing                     BLUE RHINO CORPORATION
     380 Knollwood Street                   104 CAMBRIDGE PLAZA DR.
     Winston-Salem, Forsyth Co., NC 27103   WINSTON-SALEM, FORSYTH CO., NC 27104


(Street address including county)    (Name and street address, including county)
================================================================================

FOR VALUE RECEIVED, the undersigned Borrower unconditionally (and jointly and severally, if more than one) promises to pay to the order of Bank, its successor and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Bank, the principal amount of UP TO TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), or so much
   -------------------------------------------------------------
thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below.

[This Note contains some provisions preceded by boxes. If a box is marked, the provision applies to this transaction; if it is not marked, the provision does not apply to this transaction.]

1.   Rate.

[_] Prime Rate. The Rate shall be the Prime Rate, plus _____________ percent, per annum. The "Prime Rate" is the fluctuating rate of interest established by Bank from time to time, at its discretion, whether or not such rate shall be otherwise published. The Prime Rate is established by Bank as an Index and may or may not at any time be the best or lowest rate charged by Bank on any loan.

[_] Fixed Rate.  The Rate shall be fixed at _____________ percent per annum.

[X] Other. The rate shall be thirty-day LIBOR, plus two hundred basis points (2.00%) per annum, as such Rate is determined by the Bank and changes from time to time.

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of North Carolina; if any higher rate calling is lawful, then that higher rate calling shall apply. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the option of Bank.

2.   Accrual Method.  Unless otherwise indicated, interest at the Rate set forth above will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder). If interest is not to be computed using this method, the method shall be: _____________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________.

3. Rate Change Date. Any Rate based on a fluctuating index or base rate will change, unless otherwise provided, each time and as of the date that the index or base rate changes. The Rate may also change in accordance with the interest rate provisions of the Loan Agreement of even date herewith between the Borrower and the Bank (the "Loan Agreement"). In the event any index is discontinued, Bank shall substitute an index determined by Bank to be comparable, in its sole discretion.

4. Payment Schedule. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

[_] Principal Plus Accrued Interest. Principal shall be paid in consecutive equal installments of $_____________, plus accrued interest payable [_] monthly, [_] quarterly or [_]_____________________________, commencing on ______________,
19___, and continuing on the [_] same day, [_] last day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all unpaid principal and accrued interest due on _________________, 19___.

[_] Fixed Principal and Interest. Principal and interest shall be paid in consecutive equal installments of $_______________, payable [_] monthly, [_] quarterly or [_] _______________________________, commencing on _____________,
19___, and continuing on the [_] same day, [_] last day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all unpaid principal and interest due thereon on _______________________, 19___. If, on any payment date, accrued interest exceeds the installment amount set forth above, Borrower will also pay such excess as and when billed.

[X] Single Principal Payment. Principal shall be paid in full in a single payment on AUGUST 31, 2001. Interest thereon shall be paid [_] at maturity, or else [X] monthly, [_] quarterly or [_] ________________________, commencing on JANUARY 2, 2000, and continuing on the [X] same day, [_] last day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all unpaid interest at the stated maturity of this Note.

[X] Other. This is the "Note" described in the Amended and Restated Loan Agreement of even date herewith, to which reference is hereby made for additional provisions affecting this Note.


Bank of America,                                                 Promissory Note
North Carolina (Commercial)              -1-                                2/96

5.   Revolving Feature.

[X] Borrower may borrow, repay and reborrow hereunder at any time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Note, provided that Borrower is not in default under any provision of this Note, any other documents executed in connection with this Note, or any other note or other loan documents now or hereafter executed in connection with any other obligation of Borrower to Bank, and provided that the borrowings hereunder do not exceed any borrowing base or other limitation on borrowings by Borrower. Bank shall incur no liability for its refusal to advance funds based upon its determination that any conditions of such further advances have not been met. Bank records of the amounts borrowed from time to time shall be conclusive proof thereof.

     [_] Uncommitted Facility. Borrower acknowledges and agrees that, notwithstanding any provisions of this Note or any other documents executed in connection with this Note, Bank has no obligation to make any advance, and that all advances are at the sole discretion of Bank.

     [_] Out-Of-Debt Period. For a period of at least __________ consecutive days during [_] each fiscal year, [_] any consecutive 12-month period, Borrower shall fully pay down the balance of this Note, so that no amount of principal or interest and no other obligation under this Note remains outstanding.

6.   Automatic Payment.

[_] Borrower has selected to authorize Bank to effect payment of sums due under this Note by means of debiting Borrower's account number ______________________. This authorization shall not affect the obligation of Borrower to pay such sums when due, without notice, if there are insufficient funds in such accounts to make such payment in full on the due date thereof, or if Bank fails to debit the account.

7.   Waivers, Consents and Covenants.   Borrower, any indorser or guarantor
hereof, or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower to Bank (the "Loan Document"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy, proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

8. Prepayments. Prepayments may be made in whole or in part at any time on any loan. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Bank shall determine in its sole discretion.

9. Delinquency Charge. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of the unpaid portion of any payment that is more than fifteen days late. Unless the terms of this Note call for repayment of the entire balance of this Note (both principal and interest) in a single payment and not for installments of interest or principal and interest, the 4% delinquency charge may be imposed not only with respect to regular installments of principal or interest or principal and interest, but also with respect, to any other payment in default under this Note (other than a previous delinquency charge), including without limitation, a single payment of principal due at the maturity of this Note. In the event any installment, or portion thereof, is not paid in a timely manner, subsequent payments will be applied first to the past due balance (which shall not include any previous delinquency charges), specifically to the oldest maturing installment, and a separate delinquency charge will be imposed for each payment that becomes due until the default is cured.

10. Events of Default. The following are events of default hereunder: (a) subject to the tolling of any applicable cure period, the failure to pay or perform any obligation, liability or indebtedness of any Obligor to Bank, or to any affiliate or subsidiary of Bank of America Corporation, whether under this Note or any Loan Documents, as and when due (whether upon demand, at maturity or by acceleration); (b) subject to the tolling of any applicable cure period, the failure to pay or perform any other obligation, liability or indebtedness of any Obligor to any other party; (c) the death of any Obligor (if an individual); (d) the resignation or withdrawal of any partner or a material owner/guarantor of Borrower, as determined by Bank in its sole discretion; (e) the commencement of a proceeding against any Obligor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Obligor or the merger or consolidation of any Obligor with or into another entity; (f) the insolvency of, the business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Obligor; (g) the determination by Bank that any representation or warranty made to Bank by any Obligor in any Loan Documents or otherwise is or was, when it was made, untrue or materially misleading; (h) the entry of a judgment against any Obligor which Bank deems to be of a material nature, in Bank's sole discretion; (i) the seizure or forfeiture or, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of any Obligor; or (j) the failure of Borrower's business to comply with any law or regulation controlling its operation, the failure to comply with which would result in a material adverse effect on Borrower.

11. Remedies upon Default. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of Interest on the unpaid principal shall be increased to 4% per annum in excess of the rate previously applicable to the balance of unpaid principal hereunder (the "Default Rate"). The provisions herein for a Default Rate and a delinquency charge shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of this Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Bank is hereby authorized at any time, at its option and without notice or demand to set off and charge against any deposit accounts of any Obligor (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

12. Non-Waiver. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligors to Bank in any other respect at any other time.

13. Applicable Law, Venue and Jurisdiction. This Note and the rights and obligations of Borrower and Bank shall be governed by and interpreted in accordance with the law of the State of North Carolina. In any litigation in connection with or to enforce this Note or any Indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of North Carolina or the United States located within the State of North Carolina and expressly waive any objections as to venue in any such courts. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

14. Partial Invalidity. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

15. Binding Effect. This Note shall be binding upon and inure to the benefit of Borrower, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower or Obligors hereunder can be assigned without prior written consent of Bank.

16. Controlling Document. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

17. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER, BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT, NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

Borrower represents to Bank that the proceeds of this loan are to be used primarily for business, commercial or agricultural purposes. Borrower acknowledges having read and understood, and agrees to be bound by, all terms and conditions of this Note and hereby executes this Note under seal as of the date here above written.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.

Borrower                                   Corporate or Partnership Borrower

                                           BLUE RHINO CORPORATION
_____________________________(Seal)
                                               /s/ Billy D. Prim
___________________________________        By:___________________________(Seal)
Print Individual's Name                          Billy D. Prim
                                           Name:_______________________________
_____________________________(Seal)              Chairman and CEO
                                           Title:______________________________
___________________________________
Print Individual's Name                    ____________________________________
                                           Attest (If Applicable)

                                                   [Corporate Seal]





Bank of America                                                  Promissory Note
North Carolina [Commercial]              -3-                                2/96

                                                                    Exhibit 10.4
Bank of America, N.A.

                                                          Date: December 9, 1999

                     CONTINUING AND UNCONDITIONAL GUARANTY

================================================================================
  Bank:                                   Guarantor:

  Bank of America, N.A.
  Banking Center:


     Commercial Lending                    CPD ASSOCIATES, INC.
     380 Knollwood Street                  104 CAMBRIDGE PLAZA DRIVE
     Winston-Salem, Forsyth Co., NC 27103  WINSTON-SALEM, FORSYTH CO., NC 27104





  (Street address including county)       (Name and street address, including
                                           county)
================================================================================

"Borrower": BLUE RHINO CORPORATION
           ---------------------------------------------------------------------
                                         (Borrower's Name)

1. Guaranty. FOR VALUE RECEIVED, and to induce Bank of America, N.A. (Attn: J. Thomas Johnson, Jr.) ("Bank") to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of Borrower, the undersigned "Guarantor", if more than one, then each of them jointly and severally, hereby becomes surety for the irrevocably and unconditionally guarantees to Bank the full and prompt payment when due, whether by acceleration or otherwise, of any and all Liabilities of Borrower to Bank. This Guaranty is continuing and unlimited as to the amount, and is cumulative to and does not supersede any other guaranties.

Guarantor further unconditionally guarantees the faithful, prompt and complete compliance by Borrower with all Obligations (as hereinafter defined). The undertakings of Guarantor hereunder are independent of the Liabilities and Obligations of Borrower and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, whether or not an action is brought against Borrower or to realize upon the security for the Liabilities and/or Obligations, whether or not Borrower is joined in any such action or actions, and whether or not notice is given or demand is made upon Borrower.

Bank shall not be required to proceed first against Borrower, or any other person or entity, whether primarily or secondarily liable, or against any collateral held by it, before resorting to Guarantor for payment, and Guarantor shall not be entitled to assert as a defense to the enforceability of the Guaranty any defense of Borrower with respect to any Liabilities or Obligations.

2. Paragraph Headings, Governing Law and Binding Effect. Guarantor agrees that the paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. Guarantor further agrees that this Guaranty shall be governed by and construed in accordance with the laws of the State of North Carolina and applicable United States federal law. Guarantor further agrees that this Guaranty shall be deemed to have been made in the State of North Carolina at Bank's address indicated above, and shall be governed by, and construed in accordance with, the laws of the State of North Carolina, or the United States courts located within the State of North Carolina, and is performable in the State of North Carolina. This Guaranty is binding upon Guarantor, his, their or its executors, administrators, successor or assigns, and shall inure to the benefit of Bank, its successors, indorsees or assigns. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else.

3.   Definitions.

     A. "Guarantor" shall mean Guarantor or any one or more of them.

     B. "Liability" or "Liabilities" shall mean without limitation, all liabilities, overdrafts, indebtedness, and obligations of Borrower and/or Guarantor to Bank, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now or hereafter existing, or held or to be held by Bank for its own account or as agent for another or others, whether created directly, indirectly, or acquired by assignment or otherwise, including but not limited to all extensions or renewals thereof, and all sums payable under or by virtue thereof, including without limitation, all amounts of principal and interest, all expenses (including reasonable attorney's fees and cost of collection) incurred in the collection thereof or the enforcement of rights thereunder (including without limitation, any liability arising from failure to comply with state or federal laws, rules and regulations concerning the control of hazardous waste or substances at or with respect to any real estate securing any loan guaranteed hereby), whether arising in the ordinary course of business or otherwise. If Borrower is a partnership, corporation or other entity the term "Liability" or "Liabilities" as used herein shall include all Liabilities to Bank of any successor entity or entities.

     C. "Loan Documents" shall mean all deeds in secure debt, deeds of trust, mortgages, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations.

     D. "Obligation" or "Obligations" shall mean all terms, conditions, covenants, agreements and undertakings of Borrower and/or Guarantor under all notes and other documents evidencing the Liabilities, and under all deeds to secure debt, deeds of trust, mortgages, security agreements and other agreements, documents and instruments executed in connection with the Liabilities or related thereto.

4. Waivers by Guarantor. Guarantor waives notice of acceptance of this Guaranty, notice of any Liabilities or Obligations to which it may apply, presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities, notice of intent to accelerate, notice of acceleration, and notice of any suit or the taking of other action by Bank against Borrower, Guarantor or any other person, any applicable statute of limitations and any other notice to any party liable on any Loan Document (including Guarantor).

Each Guarantor also hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any other Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Bank against Borrower or against any security which Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Guarantor also waives the benefits of any provision of law requiring that Bank exhaust any right or remedy, or take any action, against Borrower, any Guarantor, any other person and/or property including but not limited to the provisions of N.C. Gen. Stat. Sec. 26-7 through Sec. 26-9, inclusive as amended, or otherwise.

Bank of America, N.A.                                                   Guaranty
North Carolina (Commercial)                -1-                              2/98

Bank may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor, without impairing, releasing or otherwise affecting the Obligations of Guarantor, in whole or in part, and without the indorsement or execution by Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any Liability or Obligation or installment thereof, or any security therefor;
(b) loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new Liabilities or Obligations the payment or performance of which shall be guaranteed hereunder, and the Guaranty herein made shall apply to the Liabilities or Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (c) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities or Obligations and any offset there against; (d) exercise or refrain from exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner; (e) settle or compromise any Liability or Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; (f) release or compromise any Liability of Guarantor hereunder or any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; or (g) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

5. Subordination. Upon demand of Bank, Guarantor agrees that it will not demand, take or receive from Borrower, by set-off or in any other manner, payment of any debt, now and at any time or times hereafter owing by Borrower to Guarantor unless and until all the Liabilities and Obligations shall have been fully paid and performed, and any security interest, liens or encumbrances which Guarantor now has and from time to time hereafter may have upon any of the assets of Borrower shall be made subordinate, junior and inferior and postponed in priority, operation and effect to any security interest of Bank in such assets.

6. Waivers by Bank. No delay on the part of Bank in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Guarantor to Bank in any other respect at any other time.

7. Termination. This Guaranty shall be binding on each Guarantor until written notice of revocation signed by such Guarantor or written notice of the dissolution of such Guarantor shall have been received by Bank, notwithstanding change in name, location, composition or structure of, or the dissolution, termination or increase, decrease or change in personnel, owners or partners of Borrower, or any one or more of Guarantors. No notice of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Liabilities or Obligations that shall have been committed, created, contracted, assumed or incurred prior to receipt of such written notice pursuant to any agreement entered into by Bank prior to receipt of such notice. The sole effect of such notice of revocation or termination hereof shall be to exclude from this Guaranty, Liabilities or Obligations thereafter arising that are unconnected with Liabilities or Obligations theretofore arising or transactions entered into theretofore.

8. Partial invalidity and/or Enforceability of Guaranty. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

In the event Bank is required to relinquish or return the payments, the collateral or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Liability, by reason of a proceeding arising under the Bankruptcy Code, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by Bank.

9. Change of Status. Guarantor will not become a party to a merger or consolidation with any other company, except where Guarantor is the surviving corporation or entity, and all covenants under this Guaranty are assumed by the surviving entity. Further, Guarantor may not change its legal structure, without the written consent of Bank and all covenants under this Guaranty are assumed by the new or surviving entity. Guarantor further agrees that this Guaranty shall be binding, legal and enforceable against Guarantor in the event Borrower changes its name, status or type of entity.

10. Financial and Other Information. Guarantor agrees to furnish to Bank any and all financial information and any other information regarding Guarantor and/or collateral requested in writing by Bank written ten (10) days of the date of the request. Guarantor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Guaranty, and Guarantor will continue to make such investigation; and in entering into this Guaranty Guarantor has not relied upon any representation of Bank as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that Bank shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower on behalf of Guarantor or to provide Guarantor with any credit or other information which may come to its attention now or hereafter.

11. Notices. Notice shall be deemed reasonable if mailed postage prepaid at least five (5) days before the related action to the address of Guarantor or Bank, at their respective addresses indicated at the beginning of this Guaranty, or to such other address as any party may designate by written notice to the other party. Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

12. Guarantor Duties. Guarantor shall upon notice or demand by Bank promptly and with due diligence pay all Liabilities and perform and satisfy all Obligations for the benefit of Bank in the event of (a) the occurrence of any default under any Loan Documents; (b) the failure of any Borrower or Guarantor to perform any obligation or pay any liability or indebtedness of any Borrower or Guarantor to Bank, or to any affiliate of Bank, whether under any Note, Guaranty, or any other agreement, now or hereafter existing, as and when due (whether upon demand, at maturity or by acceleration); (c) the failure of any Borrower or Guarantor to pay or perform any other liability, obligation or indebtedness of any Borrower or Guarantor to any other party; (d) the death of any Borrower or Guarantor (if an individual); (e) the resignation or withdrawal of any partner or a material owner/Guarantor of Borrower, as determined by Bank in its sole discretion; (f) the commencement of a proceeding against any Borrower or Guarantor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Borrower or Guarantor or the merger or consolidation of any Borrower or Guarantor with or into another entity; (g) the insolvency, or the business failure of, or the appointment of a custodian, trustee, liquidator or receive for or of any of the property of, or the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Borrower or Guarantor; (h) the sole determination by Bank that any representation or warranty to Bank in any Loan Document or otherwise to Bank was untrue or materially misleading when made; (i) the failure of Guarantor or Borrower to timely deliver such financial statements including tax returns and all schedules, or other statements of condition or other information, as Bank shall request from time to time; (j) the entry of a judgment against Borrower or Guarantor which Bank deems to be of a material nature in the sole discretion of Bank; (k) the seizure or forfeiture of any of Borrower or Guarantor's property, or the issuance of any writ of possession, garnishment or attachment, or any turnover order; (l) any lien or additional security interest being placed upon any collateral which is security for any Loan Document; or (m) the failure of Borrower's business to comply with any law or regulation controlling the operation of Borrower's business, the failure to comply with which would result in a material adverse effect on Borrower.

13. Remedies. Upon the failure of Guarantor to fulfill its duty to pay all Liabilities and perform and satisfy all Obligations as required hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law, and without limiting the generality of the foregoing, Bank may, at its option and without notice or demand; (a) declare any Liability due and payable at once; (b) take possession of any collateral pledged by Borrower or Guarantor wherever located, and sell, resell, assign, transfer and deliver all or any part of said collateral of Borrower or Guarantor at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale, and Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said collateral to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of Borrower or Guarantor whatsoever; Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized

Bank of America, N.A.                                                   Guaranty
North Carolina [Commercial]           -2-                                   2/96
broker-dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and (c) set-off against any or all liabilities of Guarantor all money owed by Bank or any of its agents or affiliates in any capacity to Guarantor whether or not due, and also set-off against all other Liabilities of Guarantor to Bank all money owed by Bank in any capacity to Guarantor, and if exercised by Bank, Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

Bank shall have a properly perfected security interest in all of Guarantor's funds on deposit with Bank to secure the balance of any Liabilities and/or Obligations that Guarantor may now or in the future owe Bank. Bank is granted a contractual right of set-off and will not be liable for dishonoring checks or withdrawals where the exercise of Bank's contractual right of set-off or security interest results in insufficient funds in Guarantor's account. As authorized by law, Guarantor grants to Bank this contractual right of set-off and security in all property of Guarantor now or at anytime hereafter in the possession of Bank, including but not limited to any joint account, special account, account by the entireties, tenancy in common, and all dividends and distributions now or hereafter in the possession or control of Bank.

14. Attorney Fees, Cost and Expenses. Guarantor shall pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees in connection with any suit, mediation or arbitration proceeding, out of Court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by Bank in enforcing the payment of any Liability or defending this agreement.

15.  Collateral.

[ ] Check if applicable. Guarantor hereby pledges, assigns and grants to Bank a security interest in and title to the collateral described in the security agreement, deed of trust, deed to secure debt, mortgage or other collateral instrument dated of even date herewith, which collateral, except for any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), shall secure this Guaranty, whether currently existing or arising in the future. Guarantor agrees to execute such security agreements, financing statements and other documents as Bank may reasonably require or request to obtain and perfect its security interest in said collateral.

16. Preservation of Property. Bank shall not be bound to take any steps necessary to preserve any rights in any property pledged as collateral to Bank to secure Borrower and/or Guarantor's Liabilities and Obligations as against prior parties who may be liable in connection therewith, and Borrower and Guarantor hereby agree to take any such steps. Bank, nevertheless, at any time, may (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Borrower and/or Guarantor or Bank therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property pledged as collateral to Bank to secure Borrower and/or Guarantor's Liabilities to Bank;
(c) compromise and settle with any person liable on such property; or (d) extend the time of payment or otherwise change the terms of the Loan Documents as to any party liable on the Loan Documents, all without notice to, without incurring responsibility to, and without affecting any of the Obligations or Liabilities of Guarantor.

17. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY
        -------------
BORROWER'S DOMICILE, OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE
        ---------------------
DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

18. Controlling Document. To the extent that this Guaranty conflicts with or is in any way incompatible with any other Loan Document concerning this Obligation, any promissory note shall control over any other document, and if such promissory note does not address an issue, then each other document shall control to the extent that it deals most specifically with an issue.

19. Execution Under Seal. This Guaranty is being executed under seal by Guarantor.

20. NOTICE OF FINAL AGREEMENT. THIS WRITTEN GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



Bank of America, N.A.                                                   Guaranty
North Carolina [Commercial]           -3-                                   2/96

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed under seal on this 9th day of December, 1999.

Witnessed By:                               Guarantor:

/s/ Lori Hall
----------------------------------     -----------------------------------(Seal)

Lori Hall, Administrative Asst.
----------------------------------     ------------------------------------
Print Name and Title                        Print Individual's Name


                                       Corporate or Partnership Guarantor:


                                       CPD ASSOCIATES, INC.


                                       By: /s/ Mark Castaneda             (Seal)
                                          ---------------------------------
                                       Name:    Mark Castaneda
                                            -------------------------------
                                       Title:   Vice President
                                             ------------------------------

                                       ------------------------------------
                                       Attest (if applicable)

                                                  [Corporate Seal]

Corporate Acknowledgment

State of North Carolina   )
                          )
County of Forsyth         )


This instrument was acknowledged before me on December 9th, 1999, by Mark Castaneda, ________________ of CPD ASSOCIATES, INC., a Delaware corporation, on behalf of said corporation.


[SEAL]   OFFICIAL SEAL                 /s/ Abbye R. Caudle
     ABBYE R. CAUDLE                   --------------------------------------
  Notary Public-North Carolina         Notary Public
        FORSYTH COUNTY                 in and for the State of North Carolina
    My Commission Expires
           9/26/04                     Abbye R. Caudle
                                       --------------------------------------
                                       Print Name of Notary

September 26, 2004
---------------------
My Commission Expires




Bank of America, N.A.                                                   Guaranty
North Carolina (Commercial)              -4-                                2/96

                                                                    Exhibit 10.5
Bank of America, N.A.

                                                      Date: DECEMBER 9, 1999

                     CONTINUING AND UNCONDITIONAL GUARANTY

================================================================================
  Bank:                                   Guarantor:

  Bank of America, N.A.
  Banking Center:


     Commercial Lending                    RHINO SERVICES, L.L.C.
     380 Knollwood Street                  104 CAMBRIDGE PLAZA DRIVE
     Winston-Salem, Forsyth Co., NC 27103  WINSTON-SALEM, FORSYTH CO., NC 27104





  (Street address including county)       (Name and street address, including
                                           county)
================================================================================

"Borrower": BLUE RHINO CORPORATION
           ---------------------------------------------------------------------
                                         (Borrower's Name)

1. Guaranty. FOR VALUE RECEIVED, and to induce Bank of America, N.A. (Attn: J. Thomas Johnson, Jr.) ("Bank") to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of Borrower, the undersigned "Guarantor", if more than one, then each of them jointly and severally, hereby becomes surety for the irrevocably and unconditionally guarantees to Bank the full and prompt payment when due, whether by acceleration or otherwise, of any and all Liabilities of Borrower to Bank. This Guaranty is continuing and unlimited as to the amount, and is cumulative to and does not supersede any other guaranties.

Guarantor further unconditionally guarantees the faithful, prompt and complete compliance by Borrower with all Obligations (as hereinafter defined). The undertakings of Guarantor hereunder are independent of the Liabilities and Obligations of Borrower and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, whether or not an action is brought against Borrower or to realize upon the security for the Liabilities and/or Obligations, whether or not Borrower is joined in any such action or actions, and whether or not notice is given or demand is made upon Borrower.

Bank shall not be required to proceed first against Borrower, or any other person or entity, whether primarily or secondarily liable, or against any collateral held by it, before resorting to Guarantor for payment, and Guarantor shall not be entitled to assert as a defense to the enforceability of the Guaranty any defense of Borrower with respect to any Liabilities or Obligations.

2. Paragraph Headings, Governing Law and Binding Effect. Guarantor agrees that the paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. Guarantor further agrees that this Guaranty shall be governed by and construed in accordance with the laws of the State of North Carolina and applicable United States federal law. Guarantor further agrees that this Guaranty shall be deemed to have been made in the State of North Carolina at Bank's address indicated above, and shall be governed by, and construed in accordance with, the laws of the State of North Carolina, or the United States courts located within the State of North Carolina, and is performable in the State of North Carolina. This Guaranty is binding upon Guarantor, his, their or its executors, administrators, successor or assigns, and shall inure to the benefit of Bank, its successors, indorsees or assigns. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else.

3.   Definitions.

     A. "Guarantor" shall mean Guarantor or any one or more of them.

     B. "Liability" or "Liabilities" shall mean without limitation, all liabilities, overdrafts, indebtedness, and obligations of Borrower and/or Guarantor to Bank, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now or hereafter existing, or held or to be held by Bank for its own account or as agent for another or others, whether created directly, indirectly, or acquired by assignment or otherwise, including but not limited to all extensions or renewals thereof, and all sums payable under or by virtue thereof, including without limitation, all amounts of principal and interest, all expenses (including reasonable attorney's fees and cost of collection) incurred in the collection thereof or the enforcement of rights thereunder (including without limitation, any liability arising from failure to comply with state or federal laws, rules and regulations concerning the control of hazardous waste or substances at or with respect to any real estate securing any loan guaranteed hereby), whether arising in the ordinary course of business or otherwise. If Borrower is a partnership, corporation or other entity the term "Liability" or "Liabilities" as used herein shall include all Liabilities to Bank of any successor entity or entities.

     C. "Loan Documents" shall mean all deeds in secure debt, deeds of trust, mortgages, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations.

     D. "Obligation" or "Obligations" shall mean all terms, conditions, covenants, agreements and undertakings of Borrower and/or Guarantor under all notes and other documents evidencing the Liabilities, and under all deeds to secure debt, deeds of trust, mortgages, security agreements and other agreements, documents and instruments executed in connection with the Liabilities or related thereto.

4. Waivers by Guarantor. Guarantor waives notice of acceptance of this Guaranty, notice of any Liabilities or Obligations to which it may apply, presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities, notice of intent to accelerate, notice of acceleration, and notice of any suit or the taking of other action by Bank against Borrower, Guarantor or any other person, any applicable statute of limitations and any other notice to any party liable on any Loan Document (including Guarantor).

Each Guarantor also hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any other Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Bank against Borrower or against any security which Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Guarantor also waives the benefits of any provision of law requiring that Bank exhaust any right or remedy, or take any action, against Borrower, any Guarantor, any other person and/or property including but not limited to the provisions of N.C. Gen. Stat. Sec. 26-7 through Sec. 26-9, inclusive as amended, or otherwise.

Bank of America, N.A.                                                   Guaranty
North Carolina (Commercial)                -1-                              2/98

Bank may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor, without impairing, releasing or otherwise affecting the Obligations of Guarantor, in whole or in part, and without the indorsement or execution by Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any Liability or Obligation or installment thereof, or any security therefor;
(b) loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new Liabilities or Obligations the payment or performance of which shall be guaranteed hereunder, and the Guaranty herein made shall apply to the Liabilities or Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (c) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities or Obligations and any offset there against; (d) exercise or refrain from exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner; (e) settle or compromise any Liability or Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; (f) release or compromise any Liability of Guarantor hereunder or any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; or (g) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

5. Subordination. Upon demand of Bank, Guarantor agrees that it will not demand, take or receive from Borrower, by set-off or in any other manner, payment of any debt, now and at any time or times hereafter owing by Borrower to Guarantor unless and until all the Liabilities and Obligations shall have been fully paid and performed, and any security interest, liens or encumbrances which Guarantor now has and from time to time hereafter may have upon any of the assets of Borrower shall be made subordinate, junior and inferior and postponed in priority, operation and effect to any security interest of Bank in such assets.

6. Waivers by Bank. No delay on the part of Bank in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Guarantor to Bank in any other respect at any other time.

7. Termination. This Guaranty shall be binding on each Guarantor until written notice of revocation signed by such Guarantor or written notice of the dissolution of such Guarantor shall have been received by Bank, notwithstanding change in name, location, composition or structure of, or the dissolution, termination or increase, decrease or change in personnel, owners or partners of Borrower, or any one or more of Guarantors. No notice of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Liabilities or Obligations that shall have been committed, created, contracted, assumed or incurred prior to receipt of such written notice pursuant to any agreement entered into by Bank prior to receipt of such notice. The sole effect of such notice of revocation or termination hereof shall be to exclude from this Guaranty, Liabilities or Obligations thereafter arising that are unconnected with Liabilities or Obligations theretofore arising or transactions entered into theretofore.

8. Partial invalidity and/or Enforceability of Guaranty. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

In the event Bank is required to relinquish or return the payments, the collateral or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Liability, by reason of a proceeding arising under the Bankruptcy Code, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by Bank.

9. Change of Status. Guarantor will not become a party to a merger or consolidation with any other company, except where Guarantor is the surviving corporation or entity, and all covenants under this Guaranty are assumed by the surviving entity. Further, Guarantor may not change its legal structure, without the written consent of Bank and all covenants under this Guaranty are assumed by the new or surviving entity. Guarantor further agrees that this Guaranty shall be binding, legal and enforceable against Guarantor in the event Borrower changes its name, status or type of entity.

10. Financial and Other Information. Guarantor agrees to furnish to Bank any and all financial information and any other information regarding Guarantor and/or collateral requested in writing by Bank written ten (10) days of the date of the request. Guarantor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Guaranty, and Guarantor will continue to make such investigation; and in entering into this Guaranty Guarantor has not relied upon any representation of Bank as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that Bank shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower on behalf of Guarantor or to provide Guarantor with any credit or other information which may come to its attention now or hereafter.

11. Notices. Notice shall be deemed reasonable if mailed postage prepaid at least five (5) days before the related action to the address of Guarantor or Bank, at their respective addresses indicated at the beginning of this Guaranty, or to such other address as any party may designate by written notice to the other party. Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

12. Guarantor Duties. Guarantor shall upon notice or demand by Bank promptly and with due diligence pay all Liabilities and perform and satisfy all Obligations for the benefit of Bank in the event of (a) the occurrence of any default under any Loan Documents; (b) the failure of any Borrower or Guarantor to perform any obligation or pay any liability or indebtedness of any Borrower or Guarantor to Bank, or to any affiliate of Bank, whether under any Note, Guaranty, or any other agreement, now or hereafter existing, as and when due (whether upon demand, at maturity or by acceleration); (c) the failure of any Borrower or Guarantor to pay or perform any other liability, obligation or indebtedness of any Borrower or Guarantor to any other party; (d) the death of any Borrower or Guarantor (if an individual); (e) the resignation or withdrawal of any partner or a material owner/Guarantor of Borrower, as determined by Bank in its sole discretion; (f) the commencement of a proceeding against any Borrower or Guarantor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Borrower or Guarantor or the merger or consolidation of any Borrower or Guarantor with or into another entity; (g) the insolvency, or the business failure of, or the appointment of a custodian, trustee, liquidator or receive for or of any of the property of, or the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Borrower or Guarantor; (h) the sole determination by Bank that any representation or warranty to Bank in any Loan Document or otherwise to Bank was untrue or materially misleading when made; (i) the failure of Guarantor or Borrower to timely deliver such financial statements including tax returns and all schedules, or other statements of condition or other information, as Bank shall request from time to time; (j) the entry of a judgment against Borrower or Guarantor which Bank deems to be of a material nature in the sole discretion of Bank; (k) the seizure or forfeiture of any of Borrower or Guarantor's property, or the issuance of any writ of possession, garnishment or attachment, or any turnover order; (l) any lien or additional security interest being placed upon any collateral which is security for any Loan Document; or (m) the failure of Borrower's business to comply with any law or regulation controlling the operation of Borrower's business, the failure to comply with which would result in a material adverse effect on Borrower.

13. Remedies. Upon the failure of Guarantor to fulfill its duty to pay all Liabilities and perform and satisfy all Obligations as required hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law, and without limiting the generality of the foregoing, Bank may, at its option and without notice or demand; (a) declare any Liability due and payable at once; (b) take possession of any collateral pledged by Borrower or Guarantor wherever located, and sell, resell, assign, transfer and deliver all or any part of said collateral of Borrower or Guarantor at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale, and Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said collateral to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of Borrower or Guarantor whatsoever; Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized

Bank of America, N.A.                                                   Guaranty
North Carolina [Commercial]           -2-                                   2/96
broker-dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and (c) set-off against any or all liabilities of Guarantor all money owed by Bank or any of its agents or affiliates in any capacity to Guarantor whether or not due, and also set-off against all other Liabilities of Guarantor to Bank all money owed by Bank in any capacity to Guarantor, and if exercised by Bank, Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

Bank shall have a properly perfected security interest in all of Guarantor's funds on deposit with Bank to secure the balance of any Liabilities and/or Obligations that Guarantor may now or in the future owe Bank. Bank is granted a contractual right of set-off and will not be liable for dishonoring checks or withdrawals where the exercise of Bank's contractual right of set-off or security interest results in insufficient funds in Guarantor's account. As authorized by law, Guarantor grants to Bank this contractual right of set-off and security in all property of Guarantor now or at anytime hereafter in the possession of Bank, including but not limited to any joint account, special account, account by the entireties, tenancy in common, and all dividends and distributions now or hereafter in the possession or control of Bank.

14. Attorney Fees, Cost and Expenses. Guarantor shall pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees in connection with any suit, mediation or arbitration proceeding, out of Court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by Bank in enforcing the payment of any Liability or defending this agreement.

15.  Collateral.

[ ] Check if applicable. Guarantor hereby pledges, assigns and grants to Bank a security interest in and title to the collateral described in the security agreement, deed of trust, deed to secure debt, mortgage or other collateral instrument dated of even date herewith, which collateral, except for any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), shall secure this Guaranty, whether currently existing or arising in the future. Guarantor agrees to execute such security agreements, financing statements and other documents as Bank may reasonably require or request to obtain and perfect its security interest in said collateral.

16. Preservation of Property. Bank shall not be bound to take any steps necessary to preserve any rights in any property pledged as collateral to Bank to secure Borrower and/or Guarantor's Liabilities and Obligations as against prior parties who may be liable in connection therewith, and Borrower and Guarantor hereby agree to take any such steps. Bank, nevertheless, at any time, may (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Borrower and/or Guarantor or Bank therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property pledged as collateral to Bank to secure Borrower and/or Guarantor's Liabilities to Bank;
(c) compromise and settle with any person liable on such property; or (d) extend the time of payment or otherwise change the terms of the Loan Documents as to any party liable on the Loan Documents, all without notice to, without incurring responsibility to, and without affecting any of the Obligations or Liabilities of Guarantor.

17. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY
        -------------
BORROWER'S DOMICILE, OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE
        ---------------------
DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

18. Controlling Document. To the extent that this Guaranty conflicts with or is in any way incompatible with any other Loan Document concerning this Obligation, any promissory note shall control over any other document, and if such promissory note does not address an issue, then each other document shall control to the extent that it deals most specifically with an issue.

19. Execution Under Seal. This Guaranty is being executed under seal by Guarantor.

20. NOTICE OF FINAL AGREEMENT. THIS WRITTEN GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



Bank of America, N.A.                                                   Guaranty
North Carolina [Commercial]           -3-                                   2/96

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed under seal on this 9th day of December, 1999.

Witnessed By:                             Guarantor:

/s/ Mark Castaneda
----------------------------------     -----------------------------------(Seal)

Vice President
----------------------------------     ------------------------------------
Print Name and Title                        Print Individual's Name


                                       Corporate or Partnership Guarantor:


                                       RHINO SERVICES, L.L.C.       (SEAL)


                                       By: /s/ Billy D. Prim              (Seal)
                                          ---------------------------------
                                       Name:    Billy D. Prim
                                            -------------------------------
                                       Title:   President
                                             ------------------------------


Acknowledgment

State of North Carolina   )
                          )
County of Stokes          )

This instrument was acknowledged before me on December 9th, 1999, by Billy D.
Prim,                                     of RHINO SERVICES, LLC, a Delaware
limited liability company, on behalf of said company.

[SEAL]   OFFICIAL SEAL                 /s/ Loretta C. Hall
        LORETTA C. HALL                --------------------------------------
  Notary Public-North Carolina         Notary Public
        STOKES COUNTY                  in and for the State of North Carolina
    My Commission Expires
          11/26/01                     Loretta C. Hall
                                       --------------------------------------
                                       Print Name of Notary

November 26, 2001
---------------------
My Commission Expires




Bank of America, N.A.                                                   Guaranty
North Carolina (Commercial)              -4-                                2/96